SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2001

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California	000-28288	77-0223740

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320, Foothill Ranch, California	92610

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     Pursuant to a Share Purchase Agreement dated December 21, 2001, CardioGenesis Corporation sold 2,222,225 shares of CardioGenesis Corporation’s common stock to the State of Wisconsin Investment Board for $2.0 million on December 26, 2001. The terms of the share purchase agreement between CardioGenesis Corporation and the State of Wisconsin Investment Board granted certain registration rights to the State of Wisconsin Investment Board. A copy of CardioGenesis Corporation’s December 27, 2001 press release announcing the private placement with the State of Wisconsin Investment Board is included as exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Pro Forma Financial Information:

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma financial information gives effect to CardioGenesis Corporation’s private placement of 2,222,225 shares of CardioGenesis Corporation’s common stock to the State of Wisconsin Investment Board for $2.0 million less estimated costs of $100,000. This pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of future results of operations of CardioGenesis Corporation.

CARDIOGENESIS CORPORATION
CONSOLIDATED UNAUDITED PRO FORMA BALANCE SHEET
(in thousands, except share amounts)

ASSETS

			Pro Forma
			as Adjusted
	November 30,		November 30,
	2001	Pro Forma	2001
	(unaudited)	Adjustments(a)	(unaudited)

Current assets:
Cash and cash equivalents	$726	$1,900	$2,626
Accounts receivable, net of allowance for doubtful accounts of $585 at November 30, 2001	2,494		2,494
Inventories	3,386		3,386
Prepaids and other assets	784		784

Total current assets	7,390	1,900	9,290
Property and equipment, net	920		920
Accounts receivable over one year	240		240
Other assets	1,732		1,732

Total Assets	$10,282	$1,900	$12,182

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LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,151		$1,151
Accrued liabilities	4,894		4,894
Customer deposits	186		186
Deferred revenue	940		940
Note payable	310		310
Current portion of capital lease obligation	26		26
Current portion of long-term liabilities	489		489

Total current liabilities	7,996	—	7,996
Capital lease obligation, less current portion	45		45
Long-term liabilities, less current portion	—		—

Total Liabilities	8,041	—	8,041
Stockholders’ equity:
Common stock	165,707	1,900	167,607
Deferred compensation	(5)		(5)
Accumulated other comprehensive loss	(104)		(104)
Accumulated deficit	(163,357)		(163,357)

Total Stockholders’ Equity	2,241	1,900	4,141

Total Liabilities and Stockholders’ Equity	$10,282	$1,900	$12,182

(a)	Estimated proceeds from the sale of 2,222,225 shares common stock at $0.90 per share net of $100,000 of estimated attributable expenses.

     (c)  Exhibits:

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	CardioGenesis Corporation’s December 27, 2001 press release announcing the private placement with the State of Wisconsin Investment Board

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: December 31, 2001	By:	/s/ J. STEPHEN WILKINS

J. Stephen Wilkins Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	CardioGenesis Corporation’s December 27, 2001 press release announcing the private placement with the State of Wisconsin Investment Board

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